Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2015
Centennial Resource Production, LLC (Centennial OpCo) and Celero Energy Company, L.P.
Acquisitions and Divestitures

Note 4—Acquisitions and Divestitures

2015 Acquisitions

On September 1, 2015, the Predecessor acquired additional interests in proved and unproved oil and natural gas properties in the Delaware Basin. Total cash consideration paid by the Predecessor was $16.0 million, net of closing adjustments.

On September 3, 2015, the Predecessor acquired a non‑operated interest in 1,804 net acres in the Delaware Basin from an unrelated third party. Total cash consideration paid by the Predecessor was $6.4 million, net of closing adjustments.

The Predecessor determined that both of these acquisitions met the criteria for business combinations under FASB ASC Topic 805, Business Combinations. The Predecessor allocated the final purchase prices to the acquired assets and liabilities based on fair value as of the respective acquisition dates, as summarized in the table below. Refer to Note 6—Fair Value Measurements for additional discussion on the valuation techniques used in determining the fair value of the acquired properties.

	Acquisition #1	Acquisition #2
	September 1,	September 3,
	2015	2015
	(in thousands)
Cash consideration	$16,006	$6,369
Fair value of assets and liabilities acquired:
Proved oil and natural gas properties	7,731	6,491
Unproved oil and natural gas properties	8,312	—
Total fair value of oil and natural gas properties acquired	16,043	6,491
Asset retirement obligation	(37)	(122)
Total fair value of net assets acquired	$16,006	$6,369

2014 Acquisitions

In June 2014, Centennial OpCo acquired 2,400 net acres in the Delaware Basin from an unrelated third party, for approximately $11.0 million, net of customary closing adjustments.

2014 Dispositions

In December 2014, Centennial OpCo sold its interest in approximately 1,845 net acres in Ward County, Texas, including 18 vertical wells, to an NGP‑controlled entity for proceeds of $12.5 million, which resulted in a gain of $1.5 million and was recorded as an equity contribution due to the entities being under common control.

In May 2014, Celero sold its Caprock field to an unrelated third party for $59.3 million, net of customary closing adjustments. A net loss of $2.2 million was recognized on the sale during the second quarter of 2014.

In February 2014, Centennial OpCo sold its 98.5% interest in Atlantic Midstream to PennTex Permian, an NGP‑controlled entity for net proceeds of $71.8 million, which resulted in a gain of $20.0 million and was recorded as an equity contribution due to the entities being under common control.

2013 Acquisitions

During the year ended December 31, 2013, the Predecessor acquired, from third‑parties, a combination of new leases and additional working interest in wells it operates through a number of separate, individually insignificant transactions for aggregate consideration of $20.4 million. The Predecessor reflected the total consideration paid as $4.9 million of proved oil and natural gas properties and $15.5 million of unproved oil and natural gas properties.

In October 2013, the Predecessor sold non‑operated oil and natural gas properties in its Wolfbone prospect for total proceeds of approximately $28.7 million, and realized a $7.7 million gain on sale.

In August 2013, the Predecessor sold its interest in certain oil and natural gas properties, which covered 1,951 gross (1,617 net) acres in Midland County, Texas, including ten wells, for total proceeds of $17.1 million and realized a $7.9 million gain on sale.

In June 2013, the Predecessor sold its interest in certain oil and natural gas properties, which covered 320 gross (187 net) acres in Glasscock and Midland Counties, Texas, including two wells, for total proceeds of $0.3 million, and realized a $0.3 million loss on sale.